SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): April 11, 2007

Neoview Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-122557	20-1970137
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(Commission File Number)	(IRS Employer Identification No.)

730 W. Randolph, Suite 600
Chicago, Illinois	60661
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(Address of principal executive offices)	(Zip Code)

(312) 454-0015
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(Issuer's Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous independent registered public accounting firm

On April 11, 2007, Neoview Holdings, Inc. (the “Company”) notified Amisano Hanson, Chartered Accountants (“Amisano”) that it was being dismissed as the Company’s independent registered public accounting firm. The decision to dismiss Amisano as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on April 1, 2007.

Except as noted in the paragraph immediately below, the report of Amisano on the Company’s financial statements for the year ended May 31, 2006 and for the period November 17, 2004 (inception) to November 30, 2006 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The report of Amisano on the Company’s financial statements as of and for the year ended May 31, 2006 and for the period November 17, 2004 (inception) to November 30, 2006 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has suffered recurring losses from continuing operations and would have to obtain additional capital to sustain operations.

During the year ended May 31, 2006 and for the period November 17, 2004 (inception) to November 30, 2006, the Company has not had any disagreements with Amisano on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Amisano’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the year ended May 31, 2006 and for the period November 17, 2004 (inception) to November 30, 2006, Amisano did not advise the Company that any of the events listed in Item 304 (a)(1)(Iv)(B) had occurred or should occur.

The Company has provided Amisano with a copy of the above disclosures. The Company has requested Amisano to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Amisano agrees with the statements made herein above and, if not, stating in which respects Amisano does not agree. Attached as Exhibit 16.1 hereto is a copy of Amisano’s response letter, dated April 11, 2007.

New independent registered public accounting firm

On April 11, 2007, the Company has engaged Schumacher & Associates, Inc. (“Schumacher”) as its independent registered public accounting firm for the Company’s fiscal year ended May 31, 2007. The decision to engage Schumacher as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on April 1, 2007.

During the year ended May 31, 2006 and for the period November 17, 2004 (inception) to November 30, 2006, through the date of this disclosure, the Company did not consult with Schumacher regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

16.1 Letter dated April 11, 2007, from Amisano Hanson, Chartered Accountants, to the Securities and Exchange Commission regarding statements included in this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOVIEW HOLDINGS, INC.

Dated: April 12, 2007	By:	/s/ Bartly J. Loethen
Name: Bartly J. Loethen
Title: President